SCHEDULE 14A INFORMATION

Proxy StatementPursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.____)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive  Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         IDAHO CONSOLIDATED METALS CORP.
               Name of the Registrant as Specified In Its Charter
 ..............................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ......................................................................

     (2)  Aggregate number of securities to which transaction applies:
          ......................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ......................................................................

     (4)  Proposed maximum aggregate value of transaction:
          ......................................................................

     (5)  Total fee paid:
          ......................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Amount Previously Paid:
     ...........................................................................
     Form, Schedule or Registration Statement No.:
     ...........................................................................
     Filing Party:
     ...........................................................................
     Date Filed:
     ...........................................................................

                         IDAHO CONSOLIDATED METALS CORP.

           NOTICE OF ANNUAL & EXTRAORDINARY GENERAL MEETING OF MEMBERS

     NOTICE IS HEREBY GIVEN that an Annual and Extraordinary General Meeting of Members of Idaho Consolidated Metals Corp. (hereinafter called the "Company") will be held at the Wedgewood Hotel, 845 Hornby Street, Vancouver, British Columbia, on Monday, the 28th day of June, 1999, at the hour of 11:00 a.m. (local time), for the following purposes:

     (a)  To receive the report of the Directors;

     (b) To receive the financial statements of the Company for the fiscal year ended December 31, 1998, together with the report of the auditors thereon;

     (c) To appoint auditors and to authorize the Directors to fix their remuneration;

     (d)  To elect Directors;

     (e) To consider and, if thought fit, to pass an ordinary resolution as set out in the Information Circular to approve any alterations to existing stock options to insiders and the granting of new stock options to insiders during the ensuing year; and

     (f) To transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Company's Annual Report, including the Directors' Report to the Members, Management Discussion and Analysis and the financial statements of the Company for the fiscal year ended December 31, 1998, including the Auditors' report thereon, accompanies this Notice.

     Members who are unable to attend the meeting are requested to read the notes included in the form of Proxy enclosed and then to complete, date, sign and mail the enclosed form of Proxy in accordance with the instructions set out in the Proxy and in the Information Circular accompanying this Notice.

     This Notice and the form of Proxy are being first furnished to members of the Company on approximately May 20, 1999. The accompanying Information Circular provides additional information relating to the matters to be dealt with at the meeting and is incorporated by reference into and deemed to form part of this Notice. The board of directors has fixed the close of business on May 14, 1999 as the record date for the determination of members entitled to notice of the meeting or any adjournment or adjournments thereof and the right to vote thereat.

     DATED at Vancouver, British Columbia, this 18th day of May, 1999.

                                      BY ORDER OF THE BOARD


                                      "DELBERT W. STEINER"
                                      Delbert W. Steiner,
                                      President

================================================================================
If you are a non-registered shareholder of the Company and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or by the other intermediary. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.
================================================================================

                         IDAHO CONSOLIDATED METALS CORP.
                                  P.O. Box 1124
                           504 Main Street, Suite 470
                                 Lewiston, Idaho
                                    USA 83501
                            Telephone: (208) 743-0914


                              INFORMATION CIRCULAR

                               as at May 18, 1999


SOLICITATION OF PROXIES

This Information Circular is furnished in connection with the solicitation of proxies by the management of Idaho Consolidated Metals Corp. (the "Company") for use at the Annual and Extraordinary General Meeting of Members of the Company to be held on Monday, June 28, 1999 (the "Meeting") and any adjournment thereof at the time and place and for the purposes set forth in the accompanying Notice of Meeting. While it is expected that the solicitation will be primarily by mail, proxies may be solicited personally or by telephone or e-mail by the directors and regular employees of the Company. All costs of solicitation will be borne by the Company.


APPOINTMENT AND REVOCATION OF PROXIES

The individuals named in the accompanying form of proxy are the President and a Director of the Company. A MEMBER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A MEMBER) TO REPRESENT HIM AT THE MEETING HAS THE RIGHT TO DO SO, EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY AND STRIKING OUT THE TWO PRINTED NAMES OR BY COMPLETING ANOTHER FORM OF PROXY. A proxy will not be valid unless the completed, dated and signed form of proxy is received by Montreal Trust Company of Canada, 4th Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting or any adjournment thereof, or is delivered to the Chairman of the Meeting prior to the commencement of the Meeting or an adjourned meeting.

A member who has given a proxy may revoke it by an instrument in writing executed by the member or by his attorney authorized in writing or, where the member is a corporation, by a duly authorized officer or attorney of the corporation, and delivered either to the registered office of the Company, 1040
- 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9, at any time up to and including the last business day preceding the day of the Meeting, or if adjourned, any reconvening thereof, or to the Chairman of the Meeting on the day of the Meeting or, if adjourned, any reconvening thereof or in any other manner provided by law. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.


EXERCISE OF DISCRETION

Shares represented by proxy are only entitled to be voted on any poll and, where a choice with respect to any matter to be acted upon has been specified in the form of proxy, the shares will, on a poll, be voted or withheld from voting in accordance with the specification so made.

SUCH SHARES WILL ON A POLL BE VOTED FOR EACH MATTER FOR WHICH NO CHOICE HAS BEEN SPECIFIED BY THE MEMBER.

The enclosed form of proxy when properly completed and delivered and not revoked confers discretionary authority upon the person appointed proxy thereunder to vote with respect to amendments or variations of matters identified in the Notice of Meeting, and with respect to other matters which may properly come before the Meeting. In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the Meeting or any further or other business is properly brought before the Meeting, it is the intention of the persons designated in the enclosed form of proxy to vote in accordance with their best judgment on such matters or business. At the time of the printing of this Information Circular, the management of the Company knows of no such amendment, variation or other matter which may be presented to the Meeting.


VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As at the date hereof, the Company has issued and outstanding 13,514,181 fully paid and non-assessable Common shares, each share carrying the right on a poll to one vote. THE COMPANY HAS NO OTHER CLASSES OF VOTING SECURITIES.

Any Member of record at the close of business on May 14, 1999 who either personally attends the Meeting or who has completed and delivered a form of proxy in the manner and subject to the provisions described above shall be entitled to vote or to have his shares voted at the Meeting.

To the knowledge of the directors and senior officers of the Company, the only person or company who beneficially owns, directly or indirectly, or exercises control or direction over shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company is:


Name                               No. of Shares               Percentage
----                               -------------               ----------
CDS & Co.(1)                        4,694,617                     34.74%
Tomasovich Family Trust(2)          3,598,142                     26.62%
CEDE & Co.(1)                       1,720,334                     12.73%
Delbert W. Steiner                  1,431,782                     10.59%


NOTES:
(1)  The Company has no knowledge of the beneficial ownership of these shares.
(2) The Tomasovich Family Trust is controlled by Theodore Tomasovich, a director of the Company.


At the Annual and Extraordinary General Meeting of the Members held on June 17, 1998, the members approved the possible change of control of the Company to the Tomasovich Family Trust (the "Trust") and Theodore Tomasovich, a director of the Company of 600 Wilshire Blvd., Suite 1410, Los Angles, California, 90017 which at that time might have occured as a result of the acquisition of convertible securities of the Company by the Tomasovich Family Trust by private placement.

Theodore Tomasovich, a director of the Company, is the trustee of the Trust and has voting control of the Trust. Over the past year, the Trust has participated in a number of private placements to finance the Company. As at the date hereof, the Trust together with Theodore Tomasovich who is acting jointly or in convert with the Trust beneficially own or exercise control or direction over 3,598,142 common shares in the capital stock of the Company being 26.62% of the present issued capital. In addition, the Trust holds warrants and convertible securities to purchase a total of 14,741,529 common shares in the capital stock of the Company. The Information Circular of the Company dated May 13, 1998 disclosed convertible loans aggregating US$360,000 being made by the Trust to the Company. The Vancouver Stock Exchange approved these three convertible loans effective June 22, 1998. The principal amount of each of these three convertible loans was converted into common shares and warrants to purchase common shares as follows:

(a) US$100,000 converted on January 20, 1999 on the basis of one common share and warrant for each Cdn$0.26 of indebtedness into 546,154 common shares and a warrant to purchase an additional 546,154 common shares in the capital stock of the Company which is currently exercisable at a price of Cdn$0.31 per share until January 23, 2000;

(b) US$110,000 converted on March 23, 1999 on the basis of one common share and warrant for each Cdn$0.26 of indebtedness into 600,769 common shares and a warrant to purchase an additional 600,769 common shares in the capital stock of the Company which is currently exercisable at a price of Cdn$0.31 per share until March 31, 2000;

(c) US$150,000 converted on May 13, 1999 on the basis of one common share and warrant for each Cdn$0.23 of indebtedness into 932,608 common shares and a warrant to purchase an additional 932,608 common shares in the capital stock of the Company exercisable for a term of two years at a price of Cdn$0.23 per share until May 16 , 1999 and at a price Cdn$0.27 from May 17, 1999 until May 15, 2000;

Subsequent to that date, the Trust has made convertible loans to the Company of US$250,000, US$322,000 and US$115,000 on September 10, 1998, October 1, 1998 and
January 28, 1999 respectively. See "Interest of Insiders in Material Transactions" below for further details.


AUTHORIZATIONS FOR APPROVAL

Any matter submitted at the Meeting for approval of the members shall require a majority vote of more than 50% of the members present at the meeting and voting either in person or by proxy concerning said issues.

Shares that abstain or withhold from voting as to a particular matter and shares held in "street name" through a clearing firm, brokerage firm or similar nominee which indicates on its proxy that such nominee does not have discretionary authority to vote such shares as to a particular matter will be counted for purposes of determining whether sufficient shares are represented to constitute a quorum authorized to conduct an annual general meeting of the members.

Directors are elected and auditors are appointed by a plurality of the votes cast. With respect to the election of directors, the number of nominees equivalent to the number of directors to be elected who receive the highest number of votes cast are elected. With respect to the appointment of auditors, the auditors receiving the highest number of votes cast are appointed. In both cases, shares that abstain or withhold from voting and broker non-votes are not counted, and will have no effect on the outcome of such votes.

Ordinary resolutions, as defined by law, are adopted if approved by a majority of the votes cast, and shares that abstain or are withheld from voting and broker non-votes are not counted. Therefore, shares that abstain or withhold from voting and broker non-votes have the effect of a vote against such ordinary resolutions.


FINANCIAL STATEMENTS

The audited comparative financial statements of the Company for the year ended December 31, 1998 and the auditors' report thereon accompanying this circular will be placed before the meeting for consideration by the members.


ELECTION OF DIRECTORS

The Board of Directors presently consists of four directors and it is intended to elect four directors for the ensuing year.

The term of office of each of the present directors expires at the Meeting. The persons named below will be presented for election at the Meeting as management's nominees and the persons named in the accompanying form of proxy intend to vote for the election of these nominees. Management does not contemplate that any of these nominees will be unable to serve as a director. Each director elected will hold office until the next annual general meeting of the Company or until his successor is elected or appointed, unless his office is earlier vacated in accordance with the Articles of the Company, or with the provisions of the Company Act of British Columbia.

Pursuant to Section 187 of the Company Act of British Columbia, the Company is required to have an Audit Committee. As at the date hereof, the members of the Audit Committee are Delbert W. Steiner, Theodore J. Tomasovich and Jag Vyas. The Company does not have nominating or compensation committees, or committees performing similar functions.

The following table sets out the names of the nominees for election as directors, the country in which each is ordinarily resident, all offices of the Company now held by each of them, their principal occupations, the period of time for which each has been a director of the Company, and the number of Common shares of the Company or any of its subsidiaries beneficially owned by each, directly or indirectly, or over which control or direction is exercised, as at the date hereof.




  Name, Position and                                                                      Period as a Director         No. of
 Country of Residence                   Principal Occupation or Employment(1)                of the Company          Shares(1)
 --------------------                   -------------------------------------                --------------          ---------
DELBERT W. STEINER                      President and Chief Executive Officer of the      September 15, 1988 to       1,431,782
Director, President, Chairman and       Company; Attorney-at-Law                                 present
Chief Executive Officer
Resident of United States

THEODORE J. TOMASOVICH                  President, PYJ Corporation, a private real          July 22, 1997 to          3,598,142(2)
Director                                estate/equities corporation located in Los               present
Resident of United States               Angeles, CA

ROBERT A. YOUNG                         President, Robert A. Young & Associates, a          July 23, 1997 to             11,500
Director                                private corporate finance and development                present
Resident of Canada                      company located in Vancouver, B.C.

JAG VYAS                                Accountant, self employed                           July 22, 1997 to                Nil
Director                                                                                       present
Resident of Canada


---------------------------------
NOTES:
(1) The information as to principal occupation, and shares beneficially owned is not within the knowledge of the management of the Company and has been furnished by the respective nominees.
(2) Shares owned by the Tomasovich Family Trust, of which Theodore Tomasovich is the trustee and exercises voting control


DIRECTORS AND EXECUTIVE OFFICERS

The following is a listing of the current directors and executive officers of the Company:

     Delbert W. Steiner [52] - President, Chairman, Chief Executive Officer
       and Director
     Theodore J. Tomasovich [51] - Director
     Jag Vyas [55] - Director
     Robert A. Young [49] - Director
     Wilfried J. Struck [39] - Vice-President, Chief Operating Officer, Mining
       and Exploration
     Kenneth Scott [40] - Chief Financial Officer

Directors have been elected to serve until the next annual general meeting of the members. Based upon Canadian corporate regulatory provisions, a majority of the Company's directors must be Canadian residents.

Delbert W. Steiner, Theodore J. Tomasovich and Jag Vyas were appointed to serve as the Company's audit committee. The audit committee recommends the appointment of PricewaterhouseCoopers LLP as auditors for the Company for 1999. This committee reviews internal accounting and auditing policies and procedures, budgets, scope of audit and programs to comply with applicable regulatory and other accounting and income tax requirements relating to financial matters. These functions were accomplished during regular directors' meetings held throughout the year.

During 1998, there were ten directors' meetings held, all of which were telephone meetings. None of the directors attended fewer than 75% of the meetings called. In addition to formal actions of the board of directors, the directors participated in separate matters during the year which were documented by unanimous consent forms, together with numerous informal discussions held among the directors concerning other business matters. The directors have not appointed a nominating committee.

BUSINESS BIOGRAPHIES

Directors and Executive Officers

DELBERT W. STEINER is a graduate from Lewis-Clark State College with a bachelor's degree. He is also a graduate of the University of Idaho with a J.D. degree in law. He has over 17 years experience in all facets of the legal field as it pertains to mining and environmental law. He has been the President of the Company from September 15, 1988 to June 27, 1997 and from July 23, 1997 to present. He has been the Chief Executive Officer for the Company from June 24, 1996 to June 27, 1997 and from July 23, 1997 to present.

THEODORE TOMASOVICH is a graduate of Georgia with a B.S. in Industrial Management. Mr. Tomasovich played professional baseball for the Cincinnati Reds for a short time before getting into real estate with Cabot, Cabot and Forbes in San Francisco. Cabot, Cabot and Forbes was one of the largest real estate development entities on the West Coast in September 199, Mr. Tomasovich became Vice-President and Southern California Regional Manager for Cabot, Cabot and
Forbes and was located in Los Angeles. He has been a director of the Company since July 22, 1997. Mr. Tomasovich has been the President of PYJ Corporation, a real estate development company since October 1988.

JAG VYAS has been a self-employed Chartered Accountant with over 20 years of experience in Vancouver junior resource market companies. Mr. Vyas has been a director of the Company from July 22, 1997.

ROBERT A. YOUNG for the past 16 years has been involved in a series of corporate finance and corporate development projects including for several mining companies listed on the TSE and the VSE. Since 1991, he has been a partner in Robert A. Young & Associates, a public relations company. He has been a director of the Company since July 23, 1997.

WILFRIED J. STRUCK is a graduate of the University of British Columbia with a BASc in Geological Engineering. He has over 20 years experience working in the exploration and mining industry and on a continual basis since 1985 for a number of public companies. He has been Vice-President Mining and Exploration and Chief Operating Officer of the Company since August 29, 1995. Mr. Struck has been a self employed consulting geological mining engineer since July, 1991.

KENNETH SCOTT is a Chartered Accountant, admitted to the Institute of Chartered Accountants of British Columbia in 1982. He has been involved in public practice accounting and audit for 19 years. He has been a partner of Staley, Okada, Chandler & Scott, Chartered Accountants for over 11 years. Mr. Scott has been the Chief Financial Officer since March 25, 1995.


EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation paid in respect of the individual who was, at December 31, 1998, the Chief Executive Officer of the Company. There were no executive officers of the Company whose total salary and bonus exceeded $100,000 during the financial year ended December 31, 1998.



                                Annual Compensation                   Long Term Compensation
                                -------------------                   ----------------------
                                                                      AWARDS          PAYOUTS
                                                         Other       Securities       Long Term
                                                         Annual     Under Options     Incentive         All Other
 Name and Principal              Salary     Bonus     Compensation    Granted        Plan Payouts      Compensation
    Position           Year       ($)        ($)          ($)           (#)              ($)              ($)(2)
    --------           ----       ---        ---          ---           ---              ---              ------
DELBERT W. STEINER     1998      69,000      N/A           N/A            N/A             N/A               N/A
President, Chairman
and                    1997      69,000      N/A           N/A        150,000(1)          N/A               N/A
Chief Executive
Officer                1996      49,012      N/A           N/A            N/A             N/A               N/A


NOTE:
(1) Option to purchase 150,000 shares at $0.26 per share exercisable until February 13, 2001.

Stock Options

No stock options were granted to or exercised by the Chief Executive Officer during the financial year ended December 31, 1998.

The following table sets forth the financial year end value of stock options held by the Chief Executive Officer as at December 31, 1998:


                   Aggregated Option Exercises During the Financial Year Ended December 31, 1998
                                       And Financial Year-End Option Values

                                                                        Unexercised          Value of Unexercised in the
                       Securities Acquired     Aggregate Value       Options at FY-End         Money-Options at FY-End
                           on Exercise            Realized                  (#)                          ($)
        Name                   (#)                   ($)          Exercisable/Unexercisable  Exercisable/Unexercisable(3)
        ----                   ---                   ---          -------------------------  ----------------------------

DELBERT W. STEINER             Nil                   Nil                 60,000(1)                      N/A
                                                                       (Exercisable)
                               Nil                   Nil                150,000(2)                      N/A
                                                                       (Exercisable)


NOTES:

(1) Stock option to purchase 60,000 Common shares at $0.26 per share, exercisable until October 30, 1999.

(2) Stock option to purchase 150,000 Common shares at $0.26 per share, exercisable until February 13, 2001.

(3) Based on the closing price of $0.20 for the shares of the Company on the Vancouver Stock Exchange on December 31, 1998, the unexercised stock options were not in-the-money. The net aggregate value was a loss of $3,600 and $9,000 for a total loss of $12,600.


Pension Arrangements

The Company and its subsidiaries do not have any pension arrangements in place for the Chief Executive Officer.

Termination of Employment, Change in Responsibilities and Employment Contracts

There are no employment contracts between the Company or its subsidiary and the Chief Executive Officer nor are there any arrangements with the Chief Executive Officer for compensation in the event of resignation, retirement or any other termination with the Company or change in the Chief Executive Officer's' responsibilities following a change in control.

Compensation of Directors

During the financial year ended December 31, 1998, the Company paid Robert A. Young & Associates, a company controlled by Robert A. Young, a director of the Company, a fee of US$1,952 for consulting services provided to the Company by Robert A. Young & Associates.

The Company has no pension plan or other arrangement for cash or non-cash compensation to directors of the Company (other than the Chief Executive Officer) ("Other Directors"), except stock options. No stock options were granted to the Other Directors during the financial year ended December 31, 1998.

The exercise price of stock options must not be lower than the average of the closing market prices of the Company's shares for the 10 trading days immediately preceding the date of granting of the options, in accordance with the rules of the Vancouver Stock Exchange. The terms of any stock option agreements must provide that the options will terminate 30 days after the optionee ceases to be a director or employee of the Company, except by reason of his death, in which case his personal representative may exercise the options within one year following the date of death or the expiry date, whichever occurs first.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the Company's security ownership information as of May 12, 1999 for each director, for all officers of the Company as a group, and all shareholders believed by the Company to own beneficially more than 5% of the Company's common shares.


Name and Address of
Beneficial Owner                 Nature of Ownership (1)       Number of Shares/Options(3)     Percentage of Ownership(2)
----------------                 -----------------------       ---------------------------     --------------------------
DELBERT W. STEINER               Common Stock                          1,431,782                          10.59%
3555 Country Club Drive          Options and other rights              1,018,000                           7.00%
Lewiston, Idaho                  Total                                 2,449,782                          16.85%
USA  83501
Director  and  Named  Executive
Officer

THEODORE TOMASOVICH              Common Stock                          3,598,142(4)                       26.62%
2641 Lombardy Road               Options and other rights             14,841,529(4)                       52.34%
San Marino, California           Total                                18,439,671                          65.03%
USA  91108
Director

JAG VYAS                         Common Stock                                Nil                              0%
#1908 - 777 Cardero Street       Options and other rights                100,000                           1.36%
Vancouver, B.C.                  Total                                   100,000                           0.73%
V6G 2G3
Director

ROBERT A. YOUNG                  Common Stock                             11,500                           0.09%
307 - 1360 Hornby Street         Options and other rights                200,000                           1.46%
Vancouver, B.C.                  Total                                   211,500                           1.54%
V6Z 2L8
Director

ALL EXECUTIVE OFFICERS AND       Common Stock                          5,283,501                          39.10%
DIRECTORS AS A GROUP             Options and other rights             16,509,529                          54.99%
                                 Total                                21,793,030                          72.59%

5% SHAREHOLDERS:
     Tomasovich Family Trust     Common Stock                          3,598,142(4)                       26.62%
     600 Wilshire Boulevard      Options and other rights             14,741,529(4)                       52.17%
     Suite 1410                  Total                                18,339,671                          64.90%
     Los Angeles, CA  90017




NOTES:

(1) Unless other indicated, all securities are owned beneficially and of record, and such record stockholder has sole voting, investment and dispositive power.
(2) Calculations of total percentages of ownership outstanding for each individual assumes the exercise of options and other rights held by that individual to which the percentage relates. Percentages calculated for totals of all executive officers and directors as a group assume the exercise of all options and other rights held by the indicated group.
(3) These options figures only include the number of options and other rights that are exercisable as of the date hereof.
(4) Includes common shares, options and other rights in the name of the Tomasovich Family Trust, over which Theodore Tomasovich has voting control.


INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

Other than as disclosed in this Information Circular or the Information Circular of the Company dated May 13, 1998, no insider, proposed nominee for election as a director, or any associate or affiliate of the foregoing, had any material interest, direct or indirect, in any transaction or proposed transaction since January 1, 1998 which has materially affected or would materially affect the Company or any of its subsidiaries.

Convertible Loan #4

On September 10, 1998, the Company entered into a Convertible Loan Agreement with the Tomasovich Family Trust (the "Trust"), which is controlled by Theodore Tomasovich, a director of the Company, whereby the Company issued convertible promissory notes in the aggregate principal amount of US$250,000 (Cdn$3787,750) maturing on September 10, 2000. The outstanding principal amount of the loan may be converted into Units of the Company at any time prior to maturity by the holder on the basis of one Unit for each Cdn$0.17 of indebtedness in the first year escalating to Cdn$0.22 per Unit in the second year. The outstanding principal amount may be repaid at any time by the Company on or before September 10, 2000. Each Unit consists of one common share and one non-transferable warrant. A maximum of 2,227,941 Units will be issued if the convertible loan is converted in its entirety in the first year and a maximum of 1,721,590 Units will be issued if the convertible loan is converted in its entirety in the second year. The warrants, if any, will entitle the holder to purchase a maximum of 2,227,941 shares in the capital stock of the Company (if the convertible loan is converted in its entirety to Units in the first year) for a term of two years commencing on the date of conversion at a price of Cdn$0.17 per share in the first year and Cdn$0.22 per share in the second year.

Convertible Loan #5

On October 1, 1998, the Company entered into a Convertible Loan Agreement with the Trust, whereby the Company issued convertible promissory notes in the aggregate principal amount of US$322,000 (Cdn$493,336.20) maturing on October 1, 2000. The outstanding principal amount of the loan may be converted into Units of the Company at any time prior to maturity by the holder on the basis of one Unit for each Cdn$0.20 of indebtedness in the first year escalating to Cdn$0.25 per Unit in the second year. The outstanding principal amount may be repaid at any time by the Company on or before October 1, 2000. Each Unit consists of one common share and one non-transferable warrant. A maximum of 2,244,681 Units will be issued if the convertible loan is converted in its entirety in the first year and a maximum of 1,973,344 Units will be issued if the convertible loan is converted in its entirety in the second year. The warrants, if any, will entitle the holder to purchase a maximum of 2,466,681 shares in the capital stock of the Company (if the convertible loan is converted in its entirety to Units in the first year) for a term of two years commencing on the date of conversion at a price of Cdn$0.20 per share in the first year and Cdn$0.25 per share in the second year.

Convertible Loan #6

On January 28, 1999, the Company entered into a Convertible Loan Agreement with the Trust, whereby the Company issued convertible promissory notes in the aggregate principal amount of US$115,000 (Cdn$175,927) maturing on January 28, 2001. The outstanding principal amount of the loan may be converted into Units of the Company at any time prior to maturity by the holder on the basis of one Unit for each Cdn$0.15 of indebtedness in the first year escalating to Cdn$0.20 per Unit in the second year. The outstanding principal amount may be repaid at any time by the Company on or before January 28, 2001. Each Unit consists of one common share and one non-transferable warrant. A maximum of 1,172,846 Units will be issued if the convertible loan is converted in its entirety in the first year and a maximum of 879,635 Units will be issued if the convertible loan is converted in its entirety in the second year. The warrants, if any, will entitle the holder to purchase a maximum of 1,172,846 shares in the capital stock of the Company (if the convertible loan is converted in its entirety to Units in the first year) for a term of two years commencing on the date of conversion at a price of Cdn$0.15 per share in the first year and Cdn$0.20 per share in the second year.

Private Placement - 1999

On March 29, 1999, the Company issued by way of private placement a total of 2,000,000 units at Cdn$0.15 (US$0.10) per unit. Each unit consisted of one common share and one non-transferable common share purchase warrant. One whole warrant entitles the holder to purchase one common share at Cdn$0.15 (US$0.10) per share in the first year and Cdn$0.18 (US$0.12) per share in the second year until March 29, 2001. The following insiders of the Company participated in this private placement:



-------------------------------------- ---------------------------------------- ------------------------------------
                Name                                Relationship                          Number of Units
-------------------------------------- ---------------------------------------- ------------------------------------
Delbert W. Steiner                     President, Chief Executive Officer and                 758,000
                                       Director of the Company
-------------------------------------- ---------------------------------------- ------------------------------------
Kenneth Scott, Inc.                    a company controlled by the Chief                      100,000
                                       Financial Officer of the Company
-------------------------------------- ---------------------------------------- ------------------------------------


APPOINTMENT OF AUDITORS

The management of the Company will recommend to the Meeting to appoint PricewaterhouseCoopers LLP as auditors of the Company and to authorize the directors to fix their remuneration. Coopers & Lybrand, a predecessor firm of

PricewaterhouseCoopers LLP were first appointed auditors of the Company in June, 1995. A representative of PricewaterhouseCoopers LLP will be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS FOR FISCAL YEAR 1999.


PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Director & Employee Stock Options

The Vancouver Stock Exchange requires shareholder approval to the alteration of the material terms of outstanding stock options held by insiders of the Company as well as to the granting of new stock options to insiders of the Company prior to the exercise thereof. The Company does not have a stock option plan, however, from time to time grants individual stock options to its directors, senior officers and employees in accordance with the policies of the Vancouver Stock Exchange. The Company may wish to alter the terms of outstanding stock options presently held by insiders and grant new stock options to insiders at any time prior to the next annual general meeting. Any new stock options granted, or any alterations made to outstanding stock options, will be in accordance with the policies of the Vancouver Stock Exchange in effect at the time of granting or alteration. The present material terms of the policies of the Vancouver Stock Exchange are summarized as follows:

(a) the aggregate number of shares that may be reserved for issuance pursuant to the director and employee stock options shall not exceed 10% of the issued shares at the time the time of granting of the options and the aggregate number of shares that may be reserved for issuance to any one optionee shall not exceed 5% of the issued shares. In the case of optionees who are independent consultants or who are employed in an investor relations capacity, the aggregate number of options granted in each of these categories is limited to 2% of the issued shares;

(b) all options shall be non-assignable and non-transferable except as between an optionee and a wholly owned personal corporation with the consent of the Vancouver Stock Exchange;

(c) the exercise price of the stock options shall not be less than the average closing price of the Company's shares on the 10 trading days immediately preceding the day of granting less any allowable discount, or $0.15 per share, whichever is the greater. The average must not include a closing price that occurs earlier than the trading day following the day on which a material change was announced. If the options are granted within six months of a public distribution, the exercise price shall be not less than the per share price paid by the investing public for shares acquired under such public distribution. If the stock options are granted to a permitted consultant, the exercise price must be at least equal to the greater of the market price on the date of grant and $0.15 per share;

(d)  the term of exercise of the options shall be for a maximum of five years.

As the Company wishes insiders to be in a position to exercise altered or new stock options if they so desire, the members will be asked at the Meeting to pass an ordinary resolution in the following terms:

     "RESOLVED that any alterations to outstanding stock options held by insiders of the Company and the granting of new stock options to insiders of the Company at any time until the next annual general meeting, on terms within the policies of the Vancouver Stock Exchange in effect at the time of alteration or granting, be and the same are hereby approved."

MISCELLANEOUS

Compliance with Section 16(a) of the United States Securities and Exchange Act of 1934

Based solely upon a review of Forms 3, 4, and 5 and amendments thereto, furnished to the Company during or respecting its last fiscal year, the following persons who, at any time during the most recent fiscal year, were Directors, officers, beneficial owners of more than 10% of any class of equity securities of the Company or any other persons known to be subject to Section 16 of the Exchange Act failed to file, on a timely basis, reports required by
Section 16(a) of the Exchange Act: Delbert W. Steiner, Chairman, President and Chief Executive Officer, filed a late Form 4 reporting a single transaction; Kenneth A. Scott, Chief Financial Officer, filed three late Form 4s and a late Form 5 reporting an aggregate of six transactions; Wilfried J. Struck, Vice-President, Mining and Exploration, filed three late Form 4s and a late Form 5 reporting an aggregate of nine transactions; Theodore Tomasovich, Director, filed eight late Form 4s reporting an aggregate of eleven transactions; the Tomasovich Family Trust, a 10% shareholder, filed a late Form 3 and five late Form 4s reporting an aggregate of seven transactions; Jag Vyas, Director, filed one late Form 4 and a late Form 5 reporting an aggregate of three transactions; and Robert A. Young, Director, filed three late Form 4s and a late Form 5 reporting an aggregate of seventeen transactions.

The Company has assisted the reporting officers, directors and greater than 10% shareholders in bringing their Section 16(a) reports current and has provided information to help the Company's officers, directors and greater than 10% shareholders in complying with their reporting obligations.


Member Proposals

Member proposals intended to be presented at the 2000 Annual General Meeting of Members of the Company must be received by the Company by December 30, 1999 to be considered by the Company for inclusion in the Company's information circular and form of proxy relating to the 2000 Annual General Meeting. Such proposals should be directed to the attention of the Secretary of the Company at P.O. Box 1124, 504 Main Street, Suite 470, Lewiston, Idaho, USA, 83501.

Management of the Company knows of no matters to come before the Meeting other than those referred to in the Notice of Meeting accompanying this Information Circular. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the form of proxy accompanying this Information Circular to vote the same in accordance with their best judgment of such matters.

DATED at Vancouver, British Columbia, this 18th day of May, 1999.

                               BY ORDER OF THE BOARD OF DIRECTORS


                              "DELBERT W. STEINER"
                               Delbert W. Steiner,
                               President

                  PROXY SOLICITED BY MANAGEMENT OF THE COMPANY

Type of Meeting:    Annual and Extraordinary
Name of Company:    IDAHO CONSOLIDATED METALS CORP. (the "Company")
Meeting Date:       Monday, June 28, 1999
Meeting Time:       11:00 a.m.
Meeting Location:   Wedgewood Hotel, 845 Hornby Street Vancouver, B.C.
(the "Meeting")

The undersigned member of the Company hereby appoints Delbert W. Steiner, President, or, failing him, Theodore Tomasovich, Director, or, in place of both of the foregoing, (print name), as proxyholder for and on behalf of the undersigned, to attend, vote and act for and in the name of the undersigned member at the Meeting and at every adjournment thereof. Unless otherwise expressly stated herein by the undersigned, receipt of this proxy, duly executed and dated, revokes any former proxy given to attend and vote at the Meeting and any adjournment thereof.

UNLESS THE UNDERSIGNED DIRECTS OTHERWISE, THE NOMINEE IS HEREBY INSTRUCTED TO VOTE THE COMMON SHARES OF THE COMPANY HELD BY THE UNDERSIGNED FOR THE FOLLOWING
MATTERS:


                                                                      FOR          AGAINST       ABSTAIN

1.   To  authorize  the  Directors  to fix  the  Auditors'
     remuneration                                                     ----------   ----------    ----------

2.   To approve any  alterations  to existing stock options
     to insiders and the granting of new stock options to
     insiders, during the ensuing year                                ----------   ----------    ----------



                                                                      FOR          WITHHOLD


3.   To appoint PricewaterhouseCoopers LLP as the Auditors            ----------   ----------

4.   To elect Delbert W. Steiner as a Director                        ----------   ----------

5.   To elect Theodore Tomasovich  as a Director                      ----------   ----------

6.   To elect Jag Vyas as a Director                                  ----------   ----------

7.   To elect Robert A. Young as a Director                           ----------   ----------



THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR OR AGAINST OR WITHHELD IN RESPECT OF THE MATTERS LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACE PROVIDED ON ANY POLL THAT MAY BE CALLED FOR. IF NO CHOICE IS INDICATED, THE PROXY WILL BE VOTED FOR SUCH MATTER.

IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTERS COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREFOR, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND INFORMATION CIRCULAR.

                                 The undersigned member hereby revokes any proxy previously given to attend and vote at the Meeting.


                                 Please sign here: -----------------------------

                                 Date: -----------------------------------------

                                 This proxy form is not valid unless it is signed and dated. To be valid, this proxy form DULY EXECUTED AND DATED must arrive at the offices of the Company's transfer agent, Montreal Trust Company of Canada, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting or any adjournment thereof, or delivered to the Chairman of the Meeting prior to the commencement of the Meeting or an adjourned meeting. The mailing address of Montreal Trust Company of Canada is 4th Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9 and its fax number is (604) 683-3694.

NOTES:

1. YOU HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT YOU AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE FORM OF PROXY. IF YOU WISH TO EXERCISE THIS RIGHT, INSERT THE NAME OF YOUR NOMINEE IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE IN THE FORM OF PROXY AND STRIKE OUT THE TWO PRINTED NAMES.

2. Please date and sign exactly as the shares are registered and return promptly.

3. If the member is a corporation, its name must be completed in the signature section of the proxy and the proxy must be signed by a duly authorized officer or attorney of the corporation and either the corporate seal of the corporation affixed or the title of the duly authorized officer completed.

4. In the case of shares registered in the name of two or more persons (including legal representatives), the vote of the senior who exercises a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of other joint registered holders. For this purpose, seniority is determined by the order in which names stand in the register of members.

5. The directors of the Company have determined by regulation that proxies may be sent to Montreal Trust Company of Canada by mail, delivery or facsimile or any method of transmitting legibly recorded messages so as to arrive before the times specified on page one of this proxy.

6. If you are a non-registered member of the Company and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or by the other intermediary. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting. Please contact your broker or the Company if you have questions.